Emergence From Chapter 11 Proceedings And Fresh-Start Reporting (Citadel) (Citadel Broadcasting Corp. [Member])	6 Months Ended
Jun. 30, 2011
Citadel Broadcasting Corp. [Member]
Emergence From Chapter 11 Proceedings And Fresh-Start Reporting

2. Emergence from Chapter 11 Proceedings and Fresh-Start Reporting

Plan of Reorganization, Claims Resolution and Plan Distributions

The pre-petition claims of the Debtors are evidenced in the schedules of liabilities filed by the Debtors and by proofs of claim filed by creditors with the Bankruptcy Court. The Bankruptcy Code requires the Bankruptcy Court to set the time within which proofs of claim must be filed in a Chapter 11 case. The Bankruptcy Court established April 21, 2010 as the last date for each person or entity to file a proof of claim (except for governmental units and administrative and priority claims whereby the bar dates were August 17, 2010 and August 2, 2010, respectively). Claims that were objected to are allowed or disallowed through a claims resolution process established by the Bankruptcy Court. Pursuant to objections filed by the Debtors, the Bankruptcy Court has reduced, reclassified and/or disallowed a significant number of claims for varying reasons, including claims that were duplicative, amended, without merit, misclassified or overstated. The claims resolution process is ongoing and will continue until all claims are resolved.

Secured Claims

Holders of senior secured claims received a pro rata share of the Emergence Term Loan Facility and 90% of the equity in the reorganized Successor company (subject to dilution for distributions of equity under the Successor's equity incentive program). As of June 30, 2011, 41.1 million shares of Successor equity had been distributed with respect to secured claims. See further discussion of equity in the Successor at Note 9.

Unsecured Claims

Holders of unsecured claims, including the secured lenders' deficiency claim in the stipulated amount of $267.2 million and the claims of the Predecessor's convertible subordinated noteholders, received a pro rata share of (i) 10% of Successor equity (subject to dilution for distributions of equity under the Successor's equity incentive program) and (ii) $36.0 million in cash. Once the allowed amount of an unsecured claim is determined through settlement or by Bankruptcy Court order, the claimant is entitled to a distribution as provided for by the Emergence Plan. As of June 30, 2011, 4.3 million shares of equity and $33.7 million in cash had been distributed to holders of allowed unsecured claims that totaled $336.0 million, and approximately 286,000 shares of Successor equity and $2.3 million of cash were held in reserve to satisfy remaining allowed, disputed or unreconciled unsecured claims. Shares held in reserve are not designated as class A common stock, class B common stock or Special Warrants until issuance. The cash held in reserve is included with restricted cash and is classified as prepaid expenses and other current assets in the accompanying consolidated condensed balance sheets. The offsetting amount remaining to be disbursed on account of unsecured claims is classified as accounts payable, accrued liabilities and other liabilities in the accompanying consolidated condensed balance sheets. If excess shares of equity and cash remain in reserve after resolution of all disputed unsecured claims, such shares and cash will be distributed to the claimants with allowed unsecured claims pro-rata, based on the number of shares and amount of cash they received pursuant to the Emergence Plan. There is no assurance that there will be sufficient shares and cash to satisfy all allowed claims or any excess shares for any such subsequent distribution.

Administrative and Priority Claims

Pursuant to the Emergence Plan, administrative and priority claims are satisfied with cash. Administrative and priority claims that were allowed as of the Emergence Date were paid in full shortly thereafter. Other administrative claims were required to be asserted by application filed with the Bankruptcy Court by August 2, 2010 (with certain exceptions, including ordinary course of business claims). Proofs of claims for priority claims were required to be submitted by April 21, 2010 (or June 18, 2010 for governmental entities). Any administrative or priority claim that was not asserted in a timely filed application (unless subject to an exception) or timely submitted proof of claim is no longer enforceable against the Debtors. As the claims resolution process remains ongoing, the allowed amounts of certain administrative and priority claims have not yet been established. The Company recorded an estimate of the allowed amount of administrative and priority claims incurred as of the Fresh-Start Date, based on the best information then available to the Company. The claims resolution process for such claims could result in additional expense or income in the Successor's financial statements if actual results differ from such estimates. Such additional expense or income could be material.

Restricted Cash

As of June 30, 2011 and December 31, 2010, the Company had $2.4 million and $3.9 million, respectively, of restricted cash, which is included in prepaid expenses and other current assets in the accompanying consolidated condensed balance sheets, primarily comprised of cash held in reserve to satisfy remaining allowed, disputed, or unreconciled unsecured claims.

Leases and Contracts

As of the Emergence Date, the Debtors assumed the majority of leases and other executory contracts, including numerous collective bargaining agreements, as well as certain employee benefit programs. Any past due amounts owed under the assumed leases and contracts were required to be cured, and all undisputed cure payments were made shortly after the Emergence Date. Continuing obligations under the assumed leases and contracts will be satisfied in the ordinary course of business. Any lease or contract that was not assumed or rejected by order of the Bankruptcy Court, or that had not otherwise expired or terminated pursuant to its terms, was deemed assumed as of the Emergence Date pursuant to the Emergence Plan. Pre-petition amounts owing under rejected leases and contracts, as well as prospective rejection damage claims, were treated as unsecured claims under the Emergence Plan.

Reorganization Items

Reorganization items shown below were a direct result of the Chapter 11 Proceedings and are presented separately in the accompanying consolidated condensed statements of operations during the five months ended May 31, 2010 and consist of the following:

Predecessor
Period from January 1, 2010 through May 31, 2010
(in thousands)
Gain on extinguishment of debt	$(139,813)
Revaluation of assets and liabilities	(921,801)
SERP liability (See Note 6)	10,510
Professional fees	31,666
Rejected executory contracts	5,361

Reorganization items, net	$(1,014,077)

Gain on extinguishment of debt resulted from debt extinguishments exceeding the value of distributions to creditors, and the gain from revaluation of assets and liabilities was a result of the application of fresh-start reporting, as further described below. Professional fees included legal, consulting, and other related services directly associated with the reorganization process. Lease rejections represent the net non-cash amounts that resulted from claims associated with the rejections of certain executory contracts and the adjustment of previously recorded liabilities to their estimated allowed claim amounts.

Application of Fresh-Start Reporting

In accordance with fresh-start reporting, the reorganization value of the Successor was allocated to assets and liabilities in conformity with relevant accounting guidance, with any portion that could not be attributed to specific tangible or identified intangible assets of the Successor reported as goodwill. Each liability existing at the Fresh-Start Date, other than deferred taxes, was stated at the present values of amounts expected to be paid.

As of the Fresh-Start Date, the Company's enterprise value was estimated to be approximately $2.04 billion by using various valuation methods involving numerous projections and assumptions that are inherently subject to significant uncertainties. The net fresh-start valuation adjustments increased the book values of assets, excluding goodwill, and liabilities by $543.8 million and $63.8 million, respectively. The remaining enterprise value of $763.8 million was recorded as goodwill.